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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                           ----------------------

                            THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                           ----------------------

                       PAXSON COMMUNICATIONS CORPORATION
              (Exact name of obligor as specified in its charter)


Delaware                                               59-3212788
(State or other jurisdiction of                        (ID.R.S. employer
incorporation or organization)                         identification no.)


                      SEE TABLE OF ADDITIONAL REGISTRANTS
                      -----------------------------------

601 Clearwater Park Road
West Palm Beach, Florida                               33401
(Address of principal executive offices)               (Zip code)


                           ----------------------

                       % Exchange Debentures due 2006
                     (Title of the indenture securities)

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





                          -------------------------

                       TABLE OF ADDITIONAL REGISTRANTS

                               State or Other          I.R.S. Employer
Name                           Jurisdiction of         Identification Number
                               Incorporation/
                               Organization
PAXSON COMMUNICATIONS OF       Florida                 59-3212231
FLORIDA, INC.
PAXSON COMMUNICATIONS LP,      Florida                 59-3212236
INC.
PAXSON COMMUNICATIONS          Florida                 59-3212233
MANAGEMENT COMPANY
PAXSON COMMUNICATIONS          Florida                 59-3212234
MARKETING, INC.
PAXSON COMMUNICATIONS          Florida                 59-3212235
NETWORKS, INC.
EXCEL MARKETING ENTERPRISES,   Florida                 59-290713
INC.
PAXSON OUTDOOR, INC.           Florida                 59-3202387
PAXSON NETWORKS, INC.          Florida                 59-3212238
PAXSON COMMUNICATIONS          Florida                 59-3283729
TELEVISION, INC.
PAXSON BROADCASTING OF         Florida                 59-3075827
JACKSONVILLE, LIMITED
PARTNERSHIP
PAXSON BROADCASTING OF MIAMI,  Florida                 59-3095656
LIMITED PARTNERSHIP
PAXSON BROADCASTING OF         Florida                 59-3095659
ORLANDO, LIMITED PARTNERSHIP
PAXSON BROADCASTING OF         Florida                 59-3075825
TAMPA, LIMITED PARTNERSHIP
PAXSON TAMPA LICENSE LIMITED   Florida                 59-3291861
PARTNERSHIP
PAXSON JACKSONVILLE LICENSE    Florida                 59-3291869
LIMITED PARTNERSHIP
PAXSON MIAMI LICENSE LIMITED   Florida                 59-3291871
PARTNERSHIP
PAXSON ORLANDO LICENSE         Florida                 59-3291865
LIMITED PARTNERSHIP
PAXSON COMMUNICATIONS OF       Florida                 59-3235962
ATLANTA-14, INC.
PAXSON ATLANTA LICENSE, INC.   Florida                 59-3291854
PAXSON COMMUNICATIONS OF       Florida                 59-3283737
BOSTON-60, INC.
PAXSON BOSTON LICENSE, INC.    Florida                 59-3283741
PAXSON COMMUNICATIONS OF       Florida                 59-3283742
DALLAS-68, INC.
PAXSON DALLAS LICENSE, INC.    Florida                 59-3283743
PAXSON COMMUNICATIONS OF NEW   Florida                 59-3283739
LONDON-26, INC.
PAXSON NEW LONDON LICENSE,     Florida                 59-3283736
INC.


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



PAXSON COMMUNICATIONS OF       Florida                 59-3283731
PHILADELPHIA-61, INC.
PAXSON PHILADELPHIA LICENSE,   Florida                 59-3283730
INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0471066
MIAMI-35, INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3283735
SAN JOSE-65, INC.
PAXSON SAN JOSE LICENSE,       Florida                 59-3283733
INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3227558
TAMPA-66, INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3236008
WEST PALM BEACH-25, INC.
PAXSON WEST PALM BEACH         Florida                 59-3291836
LICENSE, INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3295991
LOS ANGELES-30, INC.
PAXSON LOS ANGELES LICENSE,    Florida                 59-3295992
INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3295983
MINNEAPOLIS-41, INC.
PAXSON COMMUNICATIONS OF ST.   Florida                 59-3295985
LOUIS-13, INC.
PAXSON MINNEAPOLIS LICENSE,    Florida                 59-3295988
INC.
PAXSON COMMUNICATIONS OF       Florida                 62-1593701
COOKEVILLE, INC.
PAXSON COOKEVILLE LICENSE,     Florida                 59-3348143
INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0587768
FT. PIERCE-34, INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3297996
ORLANDO-56, INC.
PAXSON COMMUNICATIONS OF       Florida                 76-0461679
HOUSTON,-49, INC.
PAXSON HOUSTON LICENSE, INC.   Florida                 76-0461475
INFOMALL TV NETWORK, INC.      Delaware                59-3298735
PAXSON ST. LOUIS LICENSE, INC. Florida                 59-3319717
INFOMALL CABLE NETWORK, INC.   Delaware                59-3319718
PAXSON COMMUNICATIONS OF       Florida                 59-3319725
CLEVELAND-67, INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3319720
WASHINGTON-60, INC.
PAXSON WASHINGTON LICENSE,     Florida                 59-3319719
INC.
PAXSON COMMUNICATIONS OF       Florida                 59-3295991
PHOENIX-13, INC.
PAXSON PHOENIX LICENSE, INC.   Florida                 65-0625873
INFOMALL LOS ANGELES, INC.     Florida                 58-2217093
PAXSON COMMUNICATIONS OF       Florida                 65-0625874
MILWAUKEE-55, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0603895
DENVER-59, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0611723
NEW YORK-43, INC.
PAXSON NEW YORK LICENSE,       Florida                 65-0611721

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



INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0611718
AKRON-23, INC.
PAXSON AKRON LICENSE, INC.     Florida                 65-0611729
PAXSON COMMUNICATIONS OF       Florida                 31-1446001
DAYTON-26, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0628620
BATTLE CREEK-43, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0628627
ALBANY-55, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0628624
RALEIGH DURHAM-47, INC.
PAXSON COMMUNICATIONS          Florida                 65-0641981
L.P.T.V., INC.
PAXSON DAYTON LICENSE, INC.    Florida                 65-0645190
PAXSON DENVER LICENSE, INC.    Florida                 65-0645191
PAXSON COMMUNICATIONS OF       Florida                 65-0643775
PROVIDENCE-69, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0653902
SALT LAKE CITY-16, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0653894
GREENSBORO-16, INC.
PAXSON GREENSBORO LICENSE,     Florida                 65-0653901
INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0653898
TULSA-44, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0653906
TALLAHASSEE, INC.
PAX JAX, INC.                  Florida                 65-0653909
PAXSON SPORTS VENTURES         Florida                 65-0684001
COMPANY
PCC DIRECT, INC.               Florida                 65-0684251
PAXSON COMMUNICATIONS OF       Florida                 65-0682182
OKLAHOMA CITY-62, INC.
PAXSON TALLAHASSEE             Florida                 65-0682179
LICENSE, INC.
PAXSON/R&R NETWORK, INC.       Florida                 65-0677971
PAXSON ALBANY LICENSE, INC.    Florida                 APPLIED FOR
PAXSON COMMUNICATIONS OF       Florida                 APPLIED FOR
SACRAMENTO-29, INC.
PAXSON SACRAMENTO LICENSE,     Florida                 APPLIED FOR
INC.
PAXSON COMMUNICATION OF        Florida                 65-0686130
SEATTLE-24, INC.
PAXSON SEATTLE LICENSE, INC.   Florida                 65-0686136
PAXSON COMMUNICATION OF        Florida                 65-0688715
LITTLE ROCK-42, INC.
PAXSON LITTLE ROCK LICENSE,    Florida                 65-0688718
INC.
PAXSON COMMUNICATION OF        Florida                 APPLIED FOR
PHOENIX-51, INC.
PAXSON COMMUNICATION OF        Florida                 65-0686132
BOSTON-46, INC.
PAXSON COMMUNICATIONS OF       Florida                 58-2219553
SAN JUAN, INC.
PAXSON COMMUNICATIONS OF       Florida                 65-0688713
BIRMINGHAM-44, INC.C.
PAXSON BIRMINGHAM LICENSE,     Florida                 65-0688716
INC.




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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------
     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York


     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIA-TION.

     None.  (See Note on page 3.)

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

     1. A copy of the Organization Certificate of The Bank of New York (for-merly Irving Trust Company) as now in effect, which contains the au-thority to commence business and a grant of powers to exercise corpo-rate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pur- suant to law or to the requirements of its supervising or examining authority.



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



                                      NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.





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
                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the un- dersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of September, 1996.


                                        THE BANK OF NEW YORK



                                        By: /s/ Stephen J. Giurlando
                                            ---------------------------------
                                            Name:   Stephen J. Giurlando
                                            title:  Assistant Vice President

                                                                       Exhibit 7




                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

               of 48 Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                 Dollar Amounts
 ASSETS                                            in Thousands
 Cash and balances due from depos-
   itory institutions:
   Noninterest-bearing balances and
   currency and coin ..................             $ 2,461,550
   Interest-bearing balances ..........                 835,563
 Securities:
   Held-to-maturity securities ........                 802,064
   Available-for-sale securities ......               2,051,263
 Federal funds sold in domestic of-
 fices of the bank:
 Federal funds sold ...................               3,885,475
 Loans and lease financing
   receivables:
   Loans and leases, net of unearned
     income .................27,820,159
   LESS: Allowance for loan and
     lease losses ..............509,817
   LESS: Allocated transfer risk
     reserve......................1,000
     Loans and leases, net of unearned
     income, allowance, and reserve                  27,309,342
 Assets held in trading accounts ......                 837,118
 Premises and fixed assets (including
   capitalized leases) ................                 614,567
 Other real estate owned ..............                  51,631
 Investments in unconsolidated
   subsidiaries and associated
   companies ..........................                 225,158
 Customers' liability to this bank on
   acceptances outstanding ............                 800,375
 Intangible assets ....................                 436,668
 Other assets .........................               1,247,908
                                                    -----------
 Total assets .........................             $41,558,682
                                                    ===========

 LIABILITIES
 Deposits:
   In domestic offices ................             $18,851,327
   Noninterest-bearing .......7,102,645
   Interest-bearing .........11,748,682
   In foreign offices, Edge and
   Agreement subsidiaries, and IBFs ...              10,965,604
   Noninterest-bearing ..........37,855
   Interest-bearing .........10,927,749
 Federal funds purchased and secu-
   rities sold under agreements to re-
   purchase in domestic offices of
   the bank and of its Edge and
   Agreement subsidiaries, and in
   IBFs:
   Federal funds purchased ............               1,224,886
   Securities sold under agreements
     to repurchase ....................                  29,728
 Demand notes issued to the U.S.
   Treasury ...........................                 118,870
 Trading liabilities ..................                 673,944
 Other borrowed money:
   With original maturity of one year
     or less ..........................               2,713,248
   With original maturity of more than
     one year .........................                  20,780
 Bank's liability on acceptances exe-
   cuted and outstanding ..............                 803,292
 Subordinated notes and debentures ....               1,022,860
 Other liabilities ....................               1,590,564
                                                    -----------
 Total liabilities ....................              38,015,103
                                                    ===========
 EQUITY CAPITAL
 Common stock ........................                  942,284
 Surplus .............................                  525,666
 Undivided profits and capital
   reserves ..........................                2,078,197
 Net unrealized holding gains
   (losses) on available-for-sale
   securities ........................                    3,197
 Cumulative foreign currency transla-
   tion adjustments ..................              (    5,765)
 Total equity capital ................                3,543,579
                                                    -----------
 Total liabilities and equity
   capital ...........................              $41,558,682
                                                    ===========


    I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


    J. Carter Bacot  }
    Thomas A. Renyi  }        Directors
    Alan R. Griffith }